Notes Payable	12 Months Ended
Mar. 31, 2020
Debt Disclosure [Abstract]
Notes Payable

NOTE 8 – NOTES PAYABLE

At March 31, 2020, the Company is obligated for one note payable and accrued interest in the total amounts of $15,000 and $95, respectively. The note terms dictate 6.5% per annum on the unpaid outstanding principal per year from the date funds were first advanced, which was February 25, 2020. This note originated from a lease amendment whereby we extended our lease at our Edina facility for two years (see Note 14); if certain criteria are met, the Company is able to receive an additional $27,500 in loan proceeds pursuant to this promissory note agreement.

At March 31, 2019, the Company was obligated for one note payable and accrued interest in the total amounts of $18,831 and $-0-, respectively. The note terms dictate 12% simple interest, compounding daily based on a 365-day year, paid out 6 months from the date of the note and the issuance of a detachable warrant for purchase of half of the principal amount in shares exercisable at $1.11 per share for a 3-year term. All debt discount associated with the warrants issued in conjunction with this note was charged to interest expense as of the maturity date of the note in February of 2019. Upon maturity of the note we entered into a note amendment whereby instead of paying out the entire outstanding balance of principal and interest, we were to pay an initial installment of $5,000 and then monthly payments of $3,000 until the amended maturity date of September 30, 2019, at which time the entire outstanding balance was paid.

During the year ended March 31, 2019 the Company entered into bridge note agreements with several bridge note holders in the principal amount of $215,000. There were 96,750 detachable warrants issued in conjunction with bridge notes entered into in the year ending March 31, 2019. Pursuant to ASC 470 the relative fair value of the warrants attributable to a discount on the debt is $49,880; this amount was amortized to interest expense on a straight-line basis over the term of the loans.

During the year ended March 31, 2019 and pursuant to bridge note conversion agreements, $150,000 in principal and $4,280 in accrued interest was converted into 462,838 shares of common stock at a rate of $.33 per share. Pursuant to the conversion of the notes, each note-holder who converted their note(s) received a warrant for purchase of half of the outstanding balance in shares exercisable at $.33 per share through December 31, 2018; 69,426 of these warrants were issued. An additional $33,822 in equity issuance expense was recognized due to a beneficial conversion feature whereby $50,734 in principal and interest was converted at $.33 per share when the stock price on the date of the conversion agreement was $.55 per share. During the year ended March 31, 2019, $46,169 in principal was repaid, and $4,313 in accrued interest was paid out. Each of the warrants issued pursuant to conversion of these notes, if exercised, qualified for 1 additional share of common stock transferred from a founder of the Company for every 3 shares received through exercising of these warrants; 30,016 shares were transferred to these note-holders by a founder. During the year ended March 31, 2019 the entire total of $49,880 in debt discount has been relieved to interest expense due to amortization and the conversions.